ASSIGNMENT AGREEMENT

THIS Assignment Agreement entered into this 30 day of December, 2003 by and between the undersigned, **KENNETH OWEN, (hereinafter referred to as "Assignor")** and VINEYARDS INVESTMENT, LLC **(hereinafter referred to as "Assignee")** and **RANCHO HEIGHTS, LLC,** a California limited liability company **(hereinafter referred to as "the Company")**.

WITNESSETH:

WHEREAS, Assignor is the owner of twenty two per cent (22 %) of the Membership Interests of the Company represented by Certificate number 3; and

WHEREAS, there are One Thousand (1,000) Membership Interests issued and outstanding in the Company; and

WHEREAS, Assignor desires to assign, transfer and convey to Assignee the Two Hundred Twenty (220) number of Membership Interests which are equal to the Twenty Two (22%) percentage interest of the Membership Interests in the Company and issued to Assignor; and

WHEREAS, all of the Members of the Company have executed an Operating Agreement dated December 19, 2000 (the "Operating Agreement"); and

WHEREAS, the Operating Agreement has certain restrictions upon the transfer and sale of the Membership Interests which require all of the Members to approve and consent to the transfer or assignment of the Membership Interests; and

WHEREAS, the Assignee is bound by and subject to the terms and conditions of the Operating Agreement and must execute the Addendum and Acceptance of the Terms and Conditions of the Operating agreement in the form as approved by counsel for the Company upon the transfer of any Membership Interests; and

WHEREAS, Assignor has delivered a written notice in accordance with paragraph 8.8 of the

Operating Agreement to the Company and to the Non-Transferring Members; and

WHEREAS, the Company and the Non-Transferring Members have declined to purchase the Membership Interests being transferred by Assignor as allowed by the Operating Agreement;

NOW THEREFORE, in consideration of Ten and 00/00 Dollars ($10.00) and other good and valuable consideration the sufficiency of which is hereby acknowledged, **IT IS HEREBY AGREED TO AS FOLLOWS:.**

1. ASSIGNMENT, TRANSFER OF MEMBERSHIP INTERESTS. Assignor hereby agrees to transfer, convey and assign to Assignee the number of Two Hundred Twenty (220) Membership Interests including the assignment of all rights associated with the Membership Interest, without limitation, including all of the economic interest, all rights to vote the Membership Interest, the right to participate in the management of the business, the property and the affairs of the Company in accordance with the Membership Interest as it is now held by the Assignor. Provided, however, that the transfer, assignment, and conveyance of the Membership Interest is subject to the terms, conditions and restrictions of the Operating Agreement.

2. ACCEPTANCE OF OPERATING AGREEMENT. Assignee agrees to be bound by the terms and agreements of the Operating Agreement and any amendments or addendums made thereto at any time whatsoever. Assignees agrees to execute any and all documents, agreements and contracts as requested by the Company in order to confirm the acceptance of the Operating Agreement and any terms or conditions thereof, or any other agreement to assure the compliance of the Assignee with the terms of the Operating Agreement.

3. INDEMNIFICATION OF THE COMPANY, MANAGERS and MEMBERS. In the event that the Assignee fails to make any payments due under the Operating Agreement, Assignor shall be responsible for any and all payments and contributions due from Assignee under the

Operating Agreement. Assignor shall indemnify and hold the Company harmless from any and all losses, costs, damages or expenses whatsoever arising out of the Assignment of the Membership Interests and the performance of the terms of this Assignment and the Operating Agreement, including, but not limited to attorneys fees incurred in the enforcement of the performance of the terms of the Operating Agreement or any other obligation of the Assignee.

4. **REDUCTION OF THE INTEREST OF THE ASSIGNOR**. In the event of the failure of the Assignee to make any and all capital contributions required under paragraph 3.1 of the Operating Agreement, the remaining Membership Interests of the Assignee shall be subject to dilution and shall be reduced by the amounts of the capital contributions which have not been made in accordance with paragraph 3.2.B of the Operating Agreement or any amendments or addendums thereto. The Assignee agrees to execute any and all necessary assignments to the Company in order to effect the transfer of any Membership Interests to the Company for the amount of the dilution of membership interests reduced due to the failure of Assignee to make said capital contributions as requested by the Managers of the Company in accordance with the Operating Agreement.

5. **REPRESENTATIONS AND WARRANTIES OF ASSIGNEE**5. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. As a material inducement to the Company to allow the assignment, Assignee hereby unconditionally represents and warrants to the Company as follows:

5.1. Organization, Standing and Authority of Assignee. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of _________ and qualified to do business and in good standing in all locations where the nature of its business or the ownership of its assets or properties requires such qualification. Assignee has the full requisite corporate power and authority to execute and deliver this Assignment and perform its obligations

hereunder and thereunder according to their respective terms. 5.1.Organization, Standing and Authority of Assignee. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of _________ and qualified to do business and in good standing in all locations where the nature of its business or the ownership of its assets or properties requires such qualification. Assignee has the full requisite corporate power and authority to execute and deliver this Assignment and perform its obligations hereunder and thereunder acc

5.2. Absence of Conflicting Agreements or Required Consents Relating to Assignee's Obligations. The execution, delivery and performance by Assignee of this Assignment (with or without the giving of notice, the lapse of time, or both): (a) do not require the consent of any governmental or regulatory authority; (b) will not conflict with any provision of Assignee's articles of organization, regulations or other organizational documents; (c) will not conflict with, result in a breach of, or constitute a default under any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which Assignee is a party or by which Assignee or its properties are bound; (d) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit, material to this transaction, to which Assignee is a party or by which a Assignee or its properties are bound and (e) will not create any claim, lien, charge or encumbrance upon any of the assets or properties of Assignee.

5.3 5.2.Absence of Conflicting Agreements or Required Consents Relating to Assignees Obligations. The execution, delivery and performance by Assignee of this Assignment (with or without the giving of notice, the lapse of time, or both): (a) do not require the consent of any governmental or regulatory authority; (b) will not conflict with any provision of Assignees articles of organization, regulations or other organizational documents; (c) will not conflict with, result in a breach of, or constitute a Due Diligence and Investigation. Assignee has performed its reasonable due diligence and investigations. Assignee has reviewed the Operating Agreement and

all other organizational documents for the Company and Assignee has not relied upon any representations or statements, material or otherwise, of the Company, or any Manager or Member of the Company for its investment decision.

5.4 No Registration and Transfer Restricted. The assignment and transfer hereunder will not violate any securities laws of any State or Federal agency. The Membership Interests represented by the Operating Agreement have not been registered under the Security Act of 1933 nor registered nor qualified under any state securities laws. Such securities may not be offered for sale, sold delivered after sale, transferred, pledged or hypothecated unless qualified and registered under applicable state and Federal securities laws.

6. **MISCELLANEOUS PROVISIONS.**

6.1. Entire Agreement. This Assignment and the Exhibits and other documents delivered pursuant hereto or incorporated herein by reference, contain and constitute the entire agreement among the parties and supersede and cancel any prior agreements, representations, warranties, or communications, whether oral or written, among the parties relating to the transactions contemplated by this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, discharge or termination is sought.6.1.Entire Agreement. This Assignment and the Exhibits and other documents delivered pursuant hereto or incorporated herein by reference, contain and constitute the entire agreement among the parties and supersede and cancel any prior agreements, representations, warranties, or communications, whether oral or written, among the parties relating to the transactions contemplated by this Agreement. Neither this Agreement nor any provision hereof may be

changed, waived, discharged or terminated orally, bu

6.2. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California, but excluding the conflicts laws of the State of California. The parties consent to the jurisdiction of such courts. The provisions of this Agreement are severable and the invalidity of one or more of the provisions herein shall not have any effect upon the validity or enforceability of any other provision.6.2.Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California, but excluding the conflicts laws of the State of California. The parties consent to the jurisdiction of such courts. The provisions of this Agreement are severable and the invalidity of one or more of the provisions herein shall not have any effect upon the validity or enforceability of any other provision.

6.3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.6.3.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

6.3. Confidentiality. The parties agree that they will not make any disclosure about the existence or contents of this Assignment, the Operating Agreement or activities relating to the consummation of the transactions contemplated herein without prior approval of the other parties, except as may be required by law or to comply with the provisions of this Assignment or as may be necessary in the ordinary course of business of the parties.6.3.Confidentiality. The parties agree that they will not make any disclosure about the existence or contents of this Assignment, the Operating Agreement or activities relating to the consummation of the transactions contemplated herein without prior approval of the other parties, except as may be required by law or to comply with the provisions of this Assignment or as may be necessary in the ordinary course of business of the parties.

6.4. Expenses. Assignee and Assignor shall bear their own expenses incurred in the preparation, negotiation and performance of this Agreement and shall jointly bear the expenses of the Company.6.4.Expenses. Assignee and Assignor shall bear their own expenses incurred in the preparation, negotiation and performance of this Agreement and shall jointly bear the expenses of the Company.

6.5. Further Assurances. Each party agrees to execute and acknowledge any and all documents, agreements, instruments, contracts and other writings necessary to effect the transactions contemplated herein and their terms and conditions.

6.6. Competent Representation. **Each party hereby acknowledges and agrees that they have had the opportunity to consult with their respective legal and tax advisors to the extent they deemed appropriate in determining whether to enter into this Agreement. The Buyer and its representatives have had the opportunity to negotiate the various terms of this Agreement and the results of such negotiations are reflected herein and therein.**6.6.Competent Representation. Each party hereby acknowledges and agrees that they have had the opportunity to consult with their respective legal and tax advisors to the extent they deemed appropriate in determining whether to enter into this Agreement. The Buyer and its representatives have had the opportunity to negotiate the various terms of this Agreement and the results of such negotiations are reflected herein and therein.

IN WITNESS WHEREOF, this Assignment was executed the first date written above.

ASSIGNOR:

KENNETH OWEN

____

ACKNOWLEDGMENT

STATE OF California **)**

) ss

COUNTY OF Los Angeles **)**

The foregoing instrument was acknowledged before me this 30 day of December 2003

by Kenneth as Ower of Vineyards Investment, LLC (or individually).

WITNESS my hand and seal.

Rebecca Zajac

Notary Public

ESI1 ... alifornia ... COUNTY ... Oct 29, 2006 ESI1

My commission expires: Oct. 29 2006

ASSIGNEE: VINEYARDS INVESTMENT, LLC

KEN SIGN AS [redacted]
ASSIGNEE FOR V [redacted]

____

BY:

ACKNOWLEDGMENT

ESI1 REBECCA ZAJAC
COMM. #1382351
Notary Public-California
LOS ANGELES COUNTY
My Comm. Exp. Oct 29, 2006 ESI1

STATE OF ________________)

) ss

COUNTY OF ______________)

The foregoing instrument was acknowledged before me this ____ day of

________, 200_, by ________________________ as __________________ of

____

(or individually).

WITNESS my hand and seal.

____

Notary Public

My commission expires:_____________

RANCHO HEIGHTS, LLC.

a California limited liability company

By: [signature]

Manager

By: ______________________

WNSL

Manager

Final Assignment of Rancho Heights.doc